Exhibit 10.4

SECOND AMENDMENT TO THE PRECEDENT AGREEMENT FOR FIRM NATURAL GAS TRANSPORTATION SERVICE FOR THE RIO BRAVO PIPELINE

THIS SECOND AMENDMENT TO THE PRECEDENT AGREEMENT FOR FIRM NATURAL GAS TRANSPORTATION SERVICE FOR THE RIO BRAVO PIPELINE (this “Amendment”) is made and entered into effective this 23rd day of March, 2023, by and between Rio Grande LNG Gas Supply LLC (“Customer”) and Rio Bravo Pipeline Company, LLC (“Transporter”). Customer and Transporter are sometimes collectively referred to herein as the “Parties” or individually as a “Party.”

WHEREAS, Customer and Transporter entered into that certain Precedent Agreement for firm transportation service on an interstate natural gas pipeline system proposed to extend from a receipt point at the Energy Transfer King Ranch Gas Plant in Kleberg County, Texas, to the RGLNG Facility, dated March 2, 2020, and amended the agreement on April 8, 2022 (as so amended, the “Precedent Agreement”);

WHEREAS, Section 7.1 of the Precedent Agreement sets forth a condition precedent that, if not satisfied or waived by the deadline set forth therein, would result in each of the Parties having certain rights under the Precedent Agreement; and

WHEREAS, the Parties now desire to amend the Precedent Agreement as set forth herein in order to extend the deadline set forth in Section 7.1 of the Precedent Agreement and to update certain contact information of Transporter set forth in Section 14 of the Precedent Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:

1.	The Precedent Agreement is hereby amended such that the reference to “December 31, 2023,” in Section 7.1 of the Precedent Agreement is deleted and replaced with “December 31, 2024”.

2.	Section 14 of the Precedent Agreement is hereby amended such that all notices and communications to Transporter shall be sent to:

Kurt Knight-Turcan Vice President,

Business Development, South Texas Rio Bravo Pipeline Company, LLC 915 N Eldridge Parkway, Suite 1100

Houston, TX 77079

Email: Kurt.Knight-Turcan@enbridge.com

with a copy to:

Rio Bravo Pipeline Company, LLC c/o Enbridge (U.S.) Inc.

915 N Eldridge Parkway, Suite 1100

Houston, TX 77079 Attention: Chief Legal Officer

Fax: (713) 386-4025

Email: legalnotices@enbridge.com

3.	When used in this Amendment, and unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Precedent Agreement.

4.

Each and every provision of this Amendment will be considered as prepared through the joint efforts of the Parties and will not be construed against either Party as a result of the preparation or drafting thereof. It is expressly agreed that no consideration will be given or presumption made on the basis of who drafted this Amendment or any specific provision hereof.

5.

This Amendment may be executed in any number of counterparts, each of which will be an original, but such counterparts together will constitute one and the same instrument. The .pdf or electronic signatures of the Parties shall be deemed original signatures, and .pdf or electronic copies hereof shall be deemed to constitute duplicate originals.

6.	Except as specifically amended herein, the Precedent Agreement shall continue in full force and effect according to its original terms and conditions.

7.

This Amendment shall inure to the benefit of and be binding on the Parties and their respective successors and permitted assigns. Nothing express or implied in this Amendment is intended to confer upon any other person or entity, other than the Parties and their successors and permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Amendment.

8.

No oral or written modification, amendment or supplement of this Amendment by any officer, agent or employee of a Party, either before or after execution of this Amendment shall be of any force or effect unless such modification, amendment or supplement is in writing and is signed by both Parties.

9.	This Amendment shall be governed by, construed, interpreted and performed in accordance with the laws of the State of Texas, without recourse to any laws governing the conflict of laws.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their authorized representatives as of the date first written above.

Rio Grande LNG Gas Supply LLC         Rio Bravo Pipeline Company, LLC

By: /s/ Matthew Schatzman                        By: /s/ Robert L. Huffman

Name: Matthew Schatzman                        Name: Robert L. Huffman

Title: President and CEO                            Title: President

Signature Page to the Second Amendment to the Precedent Agreement For Firm Natural Gas Transportation Service

For the Rio Bravo Pipeline